                                                                   EXHIBIT 10.12

                   Intellectual Property Security Agreement
                   ----------------------------------------

          THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "Agreement"), dated as of March __, 2001, is made between ARIEL CORPORATION, a Delaware corporation ("Borrower") and MAYAN NETWORKS CORPORATION, a __________ corporation ("Lender").

          Borrower and Lender hereby agree as follows:

          SECTION 1.   Definitions; Interpretation.
                       ---------------------------
          (a) All capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in the Security Agreement.

          (b) As used in this Agreement, the following terms shall have the following meanings:

          "Collateral" has the meaning set forth in Section 2.
           ----------

          "Copyright Office" means the United States Copyright Office.
           ----------------

          "PTO" means the United States Patent and Trademark Office.
           ---

          "Security Agreement" means the Security Agreement dated as of March
           ------------------
__, 2001 between Borrower and Lender.

          (c)   Terms Defined in the UCC.  Where applicable and except as
                ------------------------
otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

          (d)   Interpretation.  In this Agreement, (i) the meaning of defined
                --------------
terms shall be equally applicable to both the singular and plural forms of the terms defined; and (ii) the captions and headings are for convenience of reference only and shall not affect the construction of this Agreement.

          SECTION 2.   Security Interest.
                       ------------------
          (a) As security for the payment and performance of the Obligations, Borrower hereby pledges, assigns, transfers, hypothecates and sets over to Lender, and hereby grants to Lender a security interest in, all of Borrower's right, title and interest in, to and under the following property, wherever located and whether now existing or owned or hereafter acquired or arising (collectively, the "Collateral"):

          (i) All of Borrower's present and future United States registered copyrights and copyright registrations, including Borrower's United States registered copyrights and copyright registrations, all of Borrower's present and future United States applications for copyright registrations, including Borrower's United States applications for copyright

                                       1.

registrations and all of Borrower's present and future copyrights which are not registered in the United States Copyright Office (collectively, the "Copyrights"), and any and all royalties, payments, and other amounts payable to Borrower in connection with the Copyrights, together with all renewals and extensions of the Copyrights, the right to recover for all past, present, and future infringements of the Copyrights, and all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating the Copyrights, and all other rights of every kind whatsoever accruing thereunder or pertaining thereto;

          (ii) All of Borrower's right, title and interest in and to any and all present and future license agreements with respect to the Copyrights;

          (iii) All present and future accounts, accounts receivable and other rights to payment arising from, in connection with or relating to the Copyrights;

          (iv) All patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

          (v) All state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

          (vi) The entire goodwill of or associated with the businesses now or hereafter conducted by Borrower connected with and symbolized by any of the aforementioned properties and assets;

          (vii) All general intangibles and all intangible intellectual or other similar property of Borrower of any kind or nature, associated with or arising out of any of the aforementioned properties and assets and not otherwise described above; and

          (viii) All cash and noncash proceeds of any and all of the foregoing Collateral (including license royalties, rights to payment, accounts receivable and proceeds of infringement suits) and, to the extent not otherwise included, all payments under insurance or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral.

          (b)    Continuing Security Interest.  This Agreement shall create a
                 ----------------------------
continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 9 hereof.

                                       2.

          (c) Notwithstanding the foregoing provisions of this Section 2, the grant of a security interest as provided herein shall not extend to, and the term "Collateral" shall not include, any general intangibles of Borrower (whether owned or held as licensee or lessee, or otherwise), to the extent that
(i) such general intangibles are not assignable or capable of being encumbered as a matter of law or under the terms of the license, lease or other agreement applicable thereto (but solely to the extent that any such restriction shall be enforceable under applicable law), without the consent of the licensor or lessor thereof or other applicable party thereto and (ii) such consent has not been obtained; provided, however, that the foregoing grant of security interest shall extend to, and the term "Collateral" shall include, (A) any general intangible which is an account receivable or a proceed of, or otherwise related to the enforcement or collection of, any account receivable, or goods which are the subject of any account receivable, (B) any and all proceeds of any general intangibles which are otherwise excluded to the extent that the assignment or encumbrance of such proceeds is not so restricted, and (C) upon obtaining the consent of any such licensor, lessor or other applicable party with respect to any such otherwise excluded general intangibles, such general intangibles as well as any and all proceeds thereof that might have theretofore have been excluded from such grant of a security interest and the term "Collateral".

          (d) The security interest granted by Borrower to Lender hereby shall be junior and subordinate in all respects to the security interest granted by Borrower to Senior Lender in respect of the Senior Debt for however long such security interest granted by Borrower to Senior Lender in respect of the Senior Debt shall remain in effect. Borrower agrees not to contest the validity, perfection or enforceability of the Senior Debt or Senior Lender's security interest in any of the Collateral.

          SECTION 3.   Supplement to Security Agreement.  This Agreement has
                       --------------------------------
been granted in conjunction with the security interests granted to Lender under the Security Agreement. The rights and remedies of Lender with respect to the security interests granted herein are without prejudice to, and are in addition to those set forth in the Security Agreement, all terms and provisions of which are incorporated herein by reference.

          SECTION 4.   Representations and Warranties.  Borrower represents and
                       ------------------------------
warrants to Lender that:

          (a) A true and correct list of all of Borrower's United States registered copyrights and copyright registrations is set forth in Schedule A.
                                                                  ----------

          (b) A true and correct list of all of Borrower's United States applications for copyright registrations is set forth in Schedule B.
                                                         -----------

          (c) A true and correct list of all of the existing Collateral consisting of U.S. patents and patent applications and/or registrations owned by Borrower, in whole or in part, is set forth in Schedule C.
                                               ----------

                                       3.

          (d) A true and correct list of all of the existing Collateral consisting of U.S. trademarks, trademark registrations and/or applications owned by Borrower, in whole or in part, is set forth in Schedule D.
                                                  -----------

          SECTION 5.   Binding Effect.  This Agreement shall be binding upon,
                       --------------
inure to the benefit of and be enforceable by Borrower, Lender and their respective successors and assigns.

          SECTION 6.   Governing Law.  This Agreement shall be governed by, and
                       -------------
construed in accordance with, the law of the State of California, except as required by mandatory provisions of law and to the extent the validity or perfection of the security interests hereunder, or the remedies hereunder, in respect of any Collateral are governed by the law of a jurisdiction other than California.

          SECTION 7.   Amendment.  This Agreement is subject to modification
                       ---------
only by a writing signed by the parties, except as provided herein. To the extent that any provision of this Agreement conflicts with any provision of the Security Agreement, the provision giving Lender greater rights or remedies shall govern, it being understood that the purpose of this Agreement is to add to, and not detract from, the rights granted to Lender under the Security Agreement.

          SECTION 8.   Counterparts.  This Agreement may be executed in any
                       ------------
number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          SECTION 9.   Termination.  Upon payment and performance in full of all
                       -----------
Obligations, the security interests created by this Agreement shall terminate and Lender shall promptly execute and deliver to Borrower such documents and instruments reasonably requested by Borrower as shall be necessary to evidence termination of all such security interests given by Borrower to Lender hereunder.

          SECTION 10.   Further Acts.  On a continuing basis, Borrower shall
                        ------------
make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by Lender to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure Borrower's compliance with this Agreement or to enable Lender to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the Copyright Office, the PTO and/or any applicable state office. Lender may record this Agreement, an abstract thereof, or any other document describing Lender's interest in the Copyrights with the Copyright Office, at the expense of Borrower. Lender may record this Agreement, an abstract thereof, or any other document describing Lender's interest in the Collateral with the PTO, at the expense of Borrower.

          SECTION 11.   Authorization to Supplement.
                        ---------------------------

                                       4.

          (a) Borrower shall give Lender prompt notice of any additional United States copyright registrations or applications therefor after the date hereof. Borrower authorizes Lender to modify this Agreement by amending Schedule A or B to include any future United States registered copyrights or applications therefor of Borrower. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules A or B shall in any way affect, invalidate or detract from Lender's continuing security interest in all Collateral, whether or not listed on Schedule A or B.

          (b) If Borrower shall obtain rights to any new trademarks, any new patentable inventions or become entitled to the benefit of any patent application or patent for any reissue, division, or continuation, of any patent, the provisions of this Agreement shall automatically apply thereto. Borrower shall give prompt notice in writing to Lender with respect to any such new trademarks or patents, or renewal or extension of any trademark registration. Without limiting Borrower's obligations under this Section 11, Borrower authorizes Lender to modify this Agreement by amending Schedules C or D to include any such new patent or trademark rights. Notwithstanding the foregoing, no failure to so modify this Agreement or amend Schedules C or D shall in any way affect, invalidate or detract from Lender's continuing security interest in all Collateral, whether or not listed on Schedule C or D.

                  [remainder of page intentionally left blank]

                                       5.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                              ARIEL CORPORATION


                              By:
                                 --------------------------------------
                                   Title:


                              2540 Route 130
                              Cranbury, NJ 08512
                              Attn:  Dennis Schneider, President
                              Fax:  (     ) _________________

                              MAYAN NETWORKS CORPORATION


                              By:
                                 --------------------------------------
                                   Title:


                              2115 O'Nel Drive
                              San Jose
                              Attn:  John Tingleff, Chief Financial Officer


                              Fax:  (     ) _________________

                                       6.

                                   SCHEDULE A
                to the Intellectual Property Security Agreement

                               Ariel Corporation

                             Registered Copyrights


        TITLE OF WORK         REGISTRATION NUMBER         DATE OF ISSUANCE
        -------------         -------------------         ----------------



                                     A-1.

                                   SCHEDULE B
                to the Intellectual Property Security Agreement

                               Ariel Corporation

                  Applications for Registration of Copyrights


            TITLE OF WORK                             DATE OF APPLICATION
            -------------                             -------------------



                                      2.

                                   SCHEDULE C
                 to the Patent and Trademark Security Agreement

                               Ariel Corporation

                        Issued U.S. Patents of Borrower
                        -------------------------------

    Patent No.          Issue Date             Inventor              Title
    ----------          ----------             --------              -----


                  Pending U.S. Patent Applications of Borrower
                  --------------------------------------------

    Serial No.          Filing Date            Inventor              Title
    ----------          -----------            --------              -----



                                     A-1.

                                   SCHEDULE D
                 to the Patent and Trademark Security Agreement

                               Ariel Corporation

                          U.S. Trademarks of Borrower
                          ---------------------------

  Registration       Registration                         Registered
      No.                Date          Filing Date          Owner         Mark
  ------------       ------------      -----------        ----------      ----


                Pending U.S. Trademark Applications of Borrower
                -----------------------------------------------

   Application No.           Filing Date             Applicant            Mark
   ---------------           -----------             ---------            ----




                                     S-1.